Silvergraph International, Inc.

(OTCBB: SVGI)

August 2007

Forward-Looking Statements

This presentation includes statements that may constitute "forward-looking" statements, usually containing the words "believe", "project", "expect" or similar expressions. All forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that may cause or contribute to such material differences can be found in Silvergraph's filings with the Securities and Exchange Commission. By making these forward-looking statements, Silvergraph undertakes no obligation to update these statements for revisions or changes after the date of this release.

Company Overview

- The Company has developed proprietary, patent-pending technology targeting the $19.7 Billion U.S. Wall Art Market
- The U.S. wall art market is highly fragmented and commoditized. Its primary product class -- a paper art print framed behind glass -- has not changed in decades due to cost and lack of innovation.
- The Company's technology enables the introduction of fine art gallery quality textured prints on canvas to the mass market. This premium product class has historically been sold only in fine art galleries for up to thousands of dollars.
- The technology's efficiencies enable the Company to sell it's premium product at roughly the same price as the legacy "paper behind glass" product
- To date, the company has sold approximately 125,000 prints under private labeling arrangements with established mass market retailers
- The Company launched an exclusive print line in August which is sold through its growing base of independent sales representatives
- The Company operates out of a 20,000 sq.ft. state-of-the-art plant located near Los Angeles
- Company is actively pursuing complementary acquisitions of wall art industry sales & marketing groups to increase distribution of its patent-pending products

KEY FACTS

SYMBOL	SVGI.OB
CORPORATE HEADQUARTERS	SANTA FE SPRINGS, CA
STOCK PRICE (8/15/07) ‖ 52 -WEEK RANGE	$.60 ‖ $.60 - $1.40
SHARES OUTSTANDING (3/31/07)	36,000,015
MARKET CAPITALIZATION	$21,600,000
VOLUME	NIL
DEBT (3/31/07)	$1,346,176
CASH (3/31/07)	$154,300
REVENUE (TTM)	$741,888
OPERATING LOSS (TTM)	$1,264,378
INSIDER OWNERSHIP	66.9%
FULL-TIME EMPLOYEES	11
FISCAL YEAR	CALENDAR
ACCOUNTANTS	WEINBERG & CO.

Management & Directors

James R. Simpson, Founder, CEO & Director

- Brings over 13 years of senior corporate management, private equity, investment banking, and legal experience
- Former founder and managing principal of Brown Simpson Asset Management, LLC, a $450MM private equity fund
- Former Director of B2B, Inc., a enterprise software company and Pointconnect, Inc., a financial services company.

William W. Lee, Founder, President & Director

- Brings over 30 years of experience in the screen-printing industry, with technical proficiency in fine art manufacturing from photography through volume production and quality control
- Former founder and president of Lee Graphics Technologies, a commercial screen-printing organization

Gary Freeman, CFO

- Over 15 years in the accounting profession, including 10 years with BDO Seidman, LLP where he served on the firm's ten person strategic planning committee

James Martin, EVP - Sales & Marketing & Director

- Brings over 20 years of direct sales experience building and managing clients ranging from small closely held companies to Fortune 1000 corporations

Evan Levine, Director

- Currently CEO and President of Adventrix Pharmaceuticals, Inc. (AMEX: ANX), a biopharmaceutical research and development company

Gary Martin, Director

- Founder and president of TMC Management Corp, a real estate management company.
- Member of the Board of Governors of the Truck Insurance Exchange, a Farmers Insurance Group Company.

The $19.7 Billion U.S. Wall Industry

Today's Technology is antiquated

The Industry has been selling the same product for over 50 Years







"A Framed Poster"

Until Now . . .



Our Disruptive Technology enables the introduction of Textured Fine Art to the Decor Market

Our Patent Pending Technology

- Lowers manufacturing costs by a factor of 10
- Produces an "Original-Like" fine art print featuring the artist brushstrokes and color vibrancy





Facilities

- Vertically integrated wall decor company with "in-house" design, pre-press, printing & framing.
- 20,000 sq. ft. State-of-the-art Manufacturing site
- Current Capacity - 40,000 30" x 40" class prints per month.









An Industry Ripe for Change

The Industry is highly fragmented, leaderless, commoditized and mature, lacking one single billion-dollar player

Wall Decor Industry	
Home Furnishings	$5 Billion
Nat'l Merchant	$3.9 Billion
Gift	$2.5 Billion
Direct to Consumer	$2.1 Billion
Other	$6.3 Billion

Dynamic & Evolving Ecosystem


Framers
Publishers
Printers
Retailers

A Market Demanding Change


$500 Retail
$250
$75
$10
Up-Market Trend
Growing Chinese Dominance

High-End Market

- Retailers demanding highly unique, exclusive, trend right products at reasonable prices.
- Neiman Marcus, Ethan Allen, Interior Decorators

Middle Market

- Retailers demanding unique trend right products at affordable prices.
- Stein Mart, Kohls, Marshals, JC Penney, TJMaxx, Gardner White, Wicks Furniture, Ashley Furniture, Z Gallerie

Lower-End Market

- Retailers demanding highly competitive prices for a very price sensitive client.
- Ross, Value City, Wal-Mart, Burlington Coat Factory, Big Lots

Silvergraph's Market Strategy

Target Market


$500 Retail
$75
Up-
Market
Trend
Growing Chinese Dominance

Current & Future Sales Channels

1. Home Furnishings
   - $5 Billion Annually
   - Highly fragmented with estimated 30,000+ store fronts in U.S.

2. Custom
   - Large customers capable of 1,000+ unit orders

3. Future Sales Channels
   - Direct-To-Consumer (MLM)
   - Nat'l Discount Retailers
   - Hotels & Resorts
   - Television
   - Gift Stores

Home Furnishings Stores Sales Channel

New Era STUDIOS

- Exclusive Image Library, including innovative & fresh LuminAire Collection
- Wholesale Price Range $40-$200
- Odd-Lot Fulfillment
- Indirect & Direct Sales Force


LuminAire

Custom Sales Channel

Serviced through New Era Studios

- Over 125,000 units sold to date
  - Most of the units were sold unframed to private label clients at wholesale prices ranging from $5-$30 depending on size
  - The Company recently launched an exclusive line of framed, ready-to-hang, prints targeting the home furnishing vertical with wholesale prices ranging from $65-$175.
- Typically, Product is private labeled
- Normally, Images supplied by client
- Wholesale prices from $5 - $30



Competitive Landscape

1. **Framers**
   - Product - "Paper under Glass"
   - Distinguish based on frame
   - Generally purchase prints from art publishers
   - Select Companies: LeftbankArt ART IN MOTION (Click to view websites)
2. **Texture Printer**
   - Embossed PVC
   - Distorts color & contrived appearance
   - Largely targets gallery and catalog markets
   - Select Company:
3. **Chinese Factory Art**
   - Factory line producing multiple originals
   - Consistency & Design Issues
   - Largely targets designer and gallery markets

Select balance sheet (as of 3/31/07)

	March 31, 2007 (Unaudited)
Assets	
Current Assets:	
Cash and cash equivalents	$154,300
Account receivable, net of allowance for doubtful accounts, adjustments and sales of $5,000	$2,095
Inventories	$164,458
Prepaid expenses and other current assets	-
Total current assets	$320,853
Property and equipment net	$195,543
Other assets	$53,146
Total assets	$569,542
Liabilities	
Current Liabilities:	
Accounts payable	$172,854
Accrued expenses	$101,692
Line of credit	$43,908
Capital lease obligation, current	$82,722
Note payable - stockholder	$280,000
Total current liabilities	$681,176
Convertible notes payable	$665,000
Capital lease obligation - long-term	-
Total liabilities	$1,346,176

Sales Growth

Organic Growth

- The Company will continue to aggressively recruit qualified independent sales representatives ("ISR") throughout North America. ISR's receive a 15% commission of sales.
- There are an estimated 10,000+ home furnishings ISRs in North America
- A performing ISR will generate $5,000-$20,000 gross sales per month, depending on capabilities, territory and account base.
- Future sales verticals: Hotel & Resort, Direct-to-Consumer (including catalog), Gift & Collectible

Acquisition Growth

- The Company will continue to evaluate accretive acquisitions that possess experienced and capable sales & design teams, valuable account bases and complementary product lines.
- Due to the fragmented and evolving nature of the art industry, the Company believes that many potential targets exist which may be purchased at reasonable prices

Revenue Model - Scenario Analysis[1]

Annual Unit Volume[2]	50,000	100,000	200,000
Revenues ($000's)	$ 5,500	$ 11,000	$ 22,000
% of U.S. Wall Art Market[3]	.06%	.13%	.2%
Target Gross Margin[4]	50%	50%	50%
Target EBITDA[4]	25%	25%	25%

Assumptions:

1. The Scenario Analysis is intended to provide perspective as to how revenue and profitability may build as the Company attempts to grow unit volume. The numbers in the Scenario Analysis are not projections or based on past performance.

2. One unit is a framed, ready-to-hang, print with an average wholesale price of $110.00

3. The size of the wholesale market is estimated by backing-out the traditional 2.4X industry mark-up from the $19.7 Billion U.S. Retail Art Market

4. Target Gross Margin and EBITDA are estimates by the Company. Actual performance may vary.

Conclusion

- The Company has developed proprietary, patent-pending technology targeting the $19.7 Billion U.S. Wall Art Market
- The U.S. wall art market is highly fragmented and commoditized. Its primary product class -- a paper art print framed behind glass -- has not changed in decades due to cost and lack of innovation.
- The Company's technology enables the introduction of fine art gallery quality textured prints on canvas to the mass market. This premium product class has historically been sold only in fine art galleries for up to thousands of dollars.
- The technology's efficiencies enable the Company to sell it's premium product at roughly the same price as the legacy "paper behind glass" product
- To date, the company has sold approximately 125,000 prints under private labeling arrangements with established mass market retailers
- The Company launched an exclusive print line in August which is sold through its growing base of independent sales representatives
- The Company operates out of a 20,000 sq.ft. state-of-the-art plant located near Los Angeles
- Company is actively pursuing complementary acquisitions of wall art industry sales & marketing groups to increase distribution of its patent-pending products

Silvergraph International, Inc.

(OTCBB: SVGI)

August 2007